The world’s leading social network for group prizes and incentives. win.laugh.live.

Safe Harbor This presentation contains “forward - looking statements” within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and other factors. Accordingly, although the Company believes that the expectations reflected in such forward looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward - looking information contained in this presentation.

★ Spriza, a patent pending lead generation technology allows companies to quickly and cost - effectively promote their product, service or brand by attracting a massive targeted audience ★ Targeting technology enables us to feature contests to specific users in the same market based on their personal preferences ★ Spriza drives Social Media beyond its simple brand building roots by using ROI based, social success metrics that are most important to brands. By leveraging social strategies that are based on business objectives, Spriza allows Agencies and Brands using its contest management system to measure social impact on the consumer’s path - to - conversion EMOTIONALLY CONNECTING BRANDS TO THEIR CONSUMERS THROUGH UNBELIEVABLE EXPERIENCES UNIQUE TO SPRIZA’S SOCIAL NETWORK. win.laugh.live. The world’s leading social network for group prizes and incentives. 1 contest content contest winners HOW IT WORKS? CONNECTING WINNERS 1. Entries have one - degree of separation 2. Referrals and participation are incentivized 3. Exposure of brands & lead - generation 4. Rapid ‘relevant’ growth in the network ★ Spriza taps into the power of shared interests and personal relationships in a target market ★ Entries are magnified when two ‘forward - to - a - friend’ connections have entered the contest as well ★ Resulting in rapid network growth through incentivized peer to peer sharing and engagement ★ Spriza produces traceable and quantifiable results at every stage of the campaign providing deep analytics and reporting 2

CONNECTING WINNERS HOW WE DO IT ★ Spriza produces contests directly with and for brands, advertising agencies, sponsorship groups and independently through a Do - It - Yourself platform ★ Mass participation is achieved through leveraging the clients, the subscribers, Spriza’s social platform, databases and peer influence ★ Resulting in a once in a lifetime experience with a viral network effect 3 SPRIZA CREATES ONCE IN A LIFETIME CONTEST EXPERIENCES AROUND THE WORLD’S LARGEST BRANDS

MARKET SIZE Over 90 million companies Worldwide ★ 2 million businesses in Canada ★ 32.9 million businesses in the United States ★ 13 Million businesses in Asia ★ 35 millions businesses in Europe ★ 847,856 businesses in Oceania ★ 5.8 million businesses in South America ★ 600,000 businesses in Africa Who are the bigs guys & our target partners? ★ Top 38 range from $1 Billion - $4.9 Billion ★ Top 200 range from $50 Million - $4.9 Billion ★ 100 of these companies participate in sponsorship campaigns running from $15 Million - $200 Million ★ Forbes 5000 companies range from $600,000 - $4.9 Billion in ad spending http://www.sponsorship.com/IEGSR/2008/01/21/Top - Sponsors - List -- Who - Spent - What - In -- 07/Top - U - S -- Sponsors -- Companies - Spending - More - Than - $1.aspx 4

BIG BUDGETS THE BILLIONAIRES' CLUB: 36 Companies Have $1 Billion - Plus Ad Budgets Google: $1.005 billion Microsoft Corp: $1.033 billion Sony Corp: $1.041 billion Honda Motor Co: $1.14 billion J.C. Penney: $1.16 billion News Corp: $1.27 billion McDonald's Corp: $1.37 billion Berkshire Hathaway: $1.39 billion Sears: $1.69 billion Bank of America Corp: $1.7 billion Toyota Motor Corp: $1.73 billion AT&T: $2.36 billion Comcast Corp: $2.47 billion Verizon Communications: $2.52 billion General Motors Co: $3.1 billion Procter & Gamble Co: $4.9 billion 5 Spriza delivers....Identifiable commerce attribution, brand ambassadors, brand recognition and goodwill, convert new consumers, access to big data and deep demographical information

THE NUMBER$ 6 NATIONAL BRANDS YEAR 1 YEAR 2 YEAR 3 Low $2,850,000 $5,700,000 $11,400,00 0 High $6,750,000 $13,500,00 0 $27,000,00 0 MID LEVEL BRANDS YEAR 1 YEAR 2 YEAR 3 Low $3,150,000 $6,300,000 $12,600,00 0 High $8,100,000 $16,200,00 0 $32,400,00 0 LOCAL / DIY BRANDS YEAR 1 YEAR 2 YEAR 3 Low $1,980,000 $3,960,000 $7,920,000 High $2,670,000 $5,340,000 $10,680,000 SALES ASSUMPTIONS LOW HIGH Clients / Year 3 6 Fee $75,000 $250,000 $/LEAD SUBSCRIBERS Lead Rate $1 500,000 MIN % REVENUE Affiliate Rate 15% $2,500,000 SALES ASSUMPTIONS LOW HIGH Clients / Year 36 72 Fee $25,000 $50,000 $/LEAD SUBSCRIBERS Lead Rate $1.25 25,000 MIN % REVENUE Affiliate Rate 25% $125,000 SALES ASSUMPTIONS LOW HIGH Clients / Year 240 480 Fee $750 $1500 $/LEAD SUBSCRIBERS Lead Rate $1.25 2,500 MIN % REVENUE Affiliate Rate 30% $12,500 INTER - NATIONAL YEAR 1 YEAR 2 YEAR 3 Low $1,247,000 $2,644,000 $5,288,000 High $4,254,000 $9,508,000 $19,016,000 SALES ASSUMPTIONS LOW HIGH Licences / Year 1 20 Fee $50,000 $250,000 MIN % REVENUE Royalties 15% $1,197,000

7 ★ We earn an upfront fee to run contests ★ We earn a 20% affiliate / referral fee for every transaction that originates from our database ★ We earn quality lead lists to participating brands. $1.50/ per regular lead and $2.50/ per premium lead HOW WE MAKE MONEY Avenues for future growth 1. Opinion polls 2. Focus groups 3. Crowd Funding / Loans 4. Direct Sales REVENUE The Spriza social network has realized revenue from inception since launching in 2013. Unlike many of its peers who have valuations over a billion dollars and are still struggling with how to monetize their platforms.

VALUE ★ Distribution of Investor news and information will drive network subscribers 8 Spriza transforms sponsorship from exposure, awareness and goodwill into experience and engagement to drive client conversion and advocacy ★ Conversely the distribution of contest campaigns and information will drive Investor participation

9 Comparable Acquisitions and Market Caps Google, Salesforce and Oracle are 3 key players that are vying to dominate the Social company space and have been very active wi th acquisitions in the past 2 - 3 years. This intense competition can cloud valuation factors but User/Subscriber growth is often ci ted as the reason behind the valuations companies in the tech sector are given. Pintrest - October 23 rd , 2013 - Pintrest’s latest fundraising round valued the company with 70 million users and $0 revenue at $3.8 Billion. This puts Pintrest’s valuation per user at $54. Source: http://venturebeat.com/2013/10/23/pinterest - raises - jaw - dropping - 225m - at - 3 - 8b - valuation/#%21 See a chart below to illustrate the most well know subscriber based companies and their valuation/user. Company name Facebook LinkedIn Yahoo Google Market cap (billions) $100.56 $31.31 $27.67 $282.2 Number of users (millions) 1,110 225 627 1,300 Revenue (billions) $1.813 $0.366 $1.135 $13.11 Per user valuation $90.59 $131.55 $44.13 $217.08 Average Revenue per User (ARPU) $1.63 $1.53 $1.81 $10.09

COMPARABLES

Google Social Company Acquisitions 2012

$450 million (August 2012)

WILDFIRE

- *Wildfire, is the global leader in social media marketing software, with over 21,000 paying customers worldwide, including 30of the world's 50 most valuable brands.*
- $350 million in cash/stock
- They received an additional $100 million (a 35% premium) in earn outs, bonuses and "golden handcuffs" in order to keep key employees and maintain the company culture
- 250,000+ campaigns for all types of businesses
- Only social media company FaceBook has invested in

OracleSocial Company Acquisitions 2012

Eloqua - $810 million
Marketing Automation platform

Virtue - $300 million
Social Marketing Platform provider

Involver – (terms not disclosed)
Social media development platform

Collective Intellect
(terms not disclosed)
Cloud-based social intelligence solution

Select Minds - (terms not disclosed)
Cloud-based social talent sourcing and corporate alumni management application

SalesForce Social Company Acquisitions 2012 & 2013

ExactTarget - $2.5 billion (June 2013)

- o cross-channel interactive marketing platform
- o went public in March 2012 for $161 million
- o all cash sale sold for 50% premium on share price

Buddy Media - $689 million (June, 2012)

- o *world's leading social media marketing platform,*
- o Approx 19 x's revenues ($18 million in sales for first half of 2012)
- o Buddy Media had losses of $14.7 million in 2011 and an annualized $36-$40 million loss for 2012

Radian6 –$326 million in March 2011

- o *leading social media monitoring and engagement platform for marketing, communications and customer support professionals.*

10

yelp
CONTEST CONTENT
The platform has generated 150,000 unique responses within 24 hours by sending only six messages.

MARKETING

- ★AGENCY BRAND CHANNEL
- ★NATIONAL BRAND CHANNEL
- ★DIGITAL PUBLISHERS
- ★SOCIAL MEDIA
- ★SELF-SERVICE 'DO IT YOURSELF' CONTESTS
- ★INTERNATIONAL LICENSING & SITE MIRRORS

FEATURES FOR AGENCY / BRAND CHANNELS

- Centralized control over all client contests lowers time and administrative costs associated with contest design, management and rollout
- Real-time, contest specific data to effectively manage campaigns and client reporting
- Ability to service local, national and international accounts
- Option to leverage Spriza's traceable system to incentivize subscribers with coupons/redeemable points for client merchandise – demonstrating ongoing ROI
- Connected, like-minded, brand friendly winners make the winning experience truly once-in-a-lifetime
- This increases brand loyalty and opportunity for ongoing re-marketing that drives ROI
- Closed loop environment allowing brands to continually market offerings to new/existing subscribers with detailed reporting transparency to measure effectiveness
- Post-win support. Spriza works with Agencies / Clients to ensure the winning experience is designed, executed and captured to ensure maximum effect
- Documented winning experiences (video, social media) of winners enjoying once- in-a-lifetime moment can be used for future marketing by Agencies / Clients and will be posted on Spriza.com for ongoing and future exposure

11

GROWTH OUR PLAN FOR 2013 - 14 GROW SUBSCRIBER BASE Our goal is to retain existing and acquire new subscribers by providing more targeted real - time contests, deliver high quality customer service and expand the number of categories within the contest we offer GROW THE NUMBER OF CLIENTS Significant investments towards the sales team that builds merchant relationships and local expertise. Retention efforts are focused on providing clients with a positive experience by offering targeted placement of their contests to the subscriber base, high quality customer service and tools to manage contests more effectively GROW THE NUMBER OF PRODUCTS Spriza will launch a variety of new products over the next twelve months and plans to continue to launch new products to increase the number of subscribers and clients that transact business through the marketplace GROW THE ACQUISITION & BUSINESS PARTNERSHIPS Source valued acquisitions and enter into agreements with local partners to expand the international presence. Partnership agreements with companies such as Facebook and Twitter to which these partners display, promote and distribute the contests to their users in exchange for a share of the revenue 12

150,000 unique responses The platform generated 150,000 individual responses within a 24 hour time period by sending only six initial messages Patent pending status Developed the technology applied and has been granted North American and International patent pending status Letters of interest Acquired letters of interest from Molson Canadian, San Diego Chargers, Live Nation, Ticket Master, etc. Public on the OTCBB Initiated the process of going public on the OTCBB by filing its S1 to the US SEC Version 2 - Mobile Apps Currently in the development and release of Version 2 which includes all the mobile Spriza applications Campaigns Launching Successfully beta campaigns and is currently active with 3 on - going campaigns that have launched in 2013 Funds / Investments Currently closing funds that will be allocated according to use - of - proceeds for further development, infrastructure & operations 13

DIRECTOR BIOGRAPHIES

Robert Danard - CEO

Rob Danard is an entrepreneur and business development specialist that brings over ten years of diverse experience in both the private and public sectors. He started his career in the world of online technology founding one of the first social networking sites, a wireless encryption company and a media and entertainment marketing company. Mr. Danard had been working as an independent consultant to various media firms assisting in valuations, assessment, development and deal flow.

Chris Robbins - CFO

Christopher Robbins has been involved in the public markets at the board level for twenty years gaining knowledge and experience in a broad range of fields. In his capacity as a director he has also held various positions in administrative performing managerial duties as a Vice President, Chief Financial Officer and Corporate Secretary.

Russ Krywolt, B.Sc., M.Sc. - Technology - *Independent Director*

Russ Krywolt has more than 20 years of experience developing and implementing computer technology solutions for a variety of companies, public and private. Mr. Krywolt helped large local, national, and multi-national companies manage their initial Internet presence. Mr Krywolt has served as an officer and director of a number of publicly traded companies and continues to provide technology advice and services that help organizations make the most of their information.

Justin Sather - Corporate Development - *Independent Director*

Justin Sather is a former agent with the International Management Group (IMG) . He was responsible for recruiting and managing high profile athletes and personalities, negotiating multi-million dollar contracts and endorsement deals. He offers 10 years experience in marketing, promotions and advertising for terrestrial and web-based businesses. He was co-founder of Magen David Meds, a successful online pharmacy with international operations prior to its acquisition. Currently, Justin is a Professional NHL Scout for the New York Rangers and co-founder of Core Mulching Services.

14

CONTACT US info@spriza.com 1.650.678.4343 1234 Hamilton ave Palo Alto, California 787783 15 www.spriza.com www.sprizainc.com

DISCLAIMER This document and the information contained herein are provided solely for the purpose of acquainting the reader with Spriza and are proprietary to that Company. This business plan does not constitute an offer to sell or solicit any offer to purchase securities. This business plan has been submitted on a confidential basis solely for the benefit of selected, highly qualified investors and is not for use by any other persons. By accepting delivery of this business plan, the recipient acknowledges and agrees that: (i) in the event the recipient does not wish to pursue this matter, the recipient will return this copy to a Spriza representative as soon as practical; (ii) the recipient will not copy, fax, reproduce, or distribute this confidential business plan, in whole or in part, without permissi on; and (iii) all of the information contained herein will be treated as confidential material. 16